SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
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



                           [FMS FINANCIAL LETTERHEAD]







                                                                 March 26, 1999

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of the FMS Financial Corporation, I cordially invite you to attend the 1999 Annual Meeting of Stockholders (the "Meeting") to be held at the Burlington Country Club, Burrs Road, Westampton, New Jersey at 10:00 a.m. Eastern Time on April 29, 1999. Coffee and other refreshments will start at about 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                            Sincerely,
                            FMS Financial Corporation

                            /s/Craig W. Yates
                            -----------------------------------
                            Craig W. Yates
                            President

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Burlington Country Club, Burrs Road, Westampton, New Jersey on Thursday, April 29, 1999, at 10 a.m. for the following purposes:

         1.       The election of four directors of the Corporation;

         2. The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Corporation for the 1999 fiscal year; and

         all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Thomas M. Topley
                                            ------------------------------------
                                            THOMAS M. TOPLEY
                                            Secretary

Burlington, New Jersey
March 26, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 1999
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FMS Financial Corporation (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at the Burlington Country Club, Burrs Road, Westampton, New Jersey on April 29, 1999, at 10:00 a.m., Eastern Time, and any adjournments thereof. This Proxy Statement and the accompanying Notice of Meeting, form of proxy and Annual Report are being first mailed to stockholders on or about March 26, 1999.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         If the enclosed proxy card is properly signed and returned, your shares will be voted on all matters that properly come before the Meeting for a vote. If instructions are specified in your signed proxy card with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in you signed proxy card, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent auditors), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 1, 1999 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of March 1, 1999, the Corporation had 7,231,767 shares of Common Stock outstanding. The number of shares of common stock reflects the three-for-one stock split paid on July 14, 1998 (the "three-for-one stock split").

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present, except as otherwise noted below. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, such Proposal II shall be determined by a majority of the total votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies marked "ABSTAIN" as to the matter.

         Persons and groups owning in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports and information provided by the Corporation's transfer agent, the following table sets forth, as of March 1, 1999, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by all executive officers and directors of the Corporation as a group. Management knows of no person other than those set forth below who owns more than 5% of the Corporation's outstanding shares of Common Stock at March 1, 1999.

                                           Amount and         Percent of
                                           Nature of           Shares of
Name and Address                           Beneficial        Common Stock
of Beneficial Owner                        Ownership          Outstanding
-------------------                        ---------          -----------

Farmers and Mechanics Bank                394,128(1)               5.45%
Employee Stock Ownership Plan ("ESOP")
3 Sunset Road
Burlington, New Jersey  08016

Charles B. Yates                          908,900(2)(3)           12.57%
82 Library Place
Princeton, New Jersey  08540

Craig W. Yates                          1,301,682(2)(4)           17.99%
227 Cliff Avenue
Edgewater Park, New Jersey  08010

Frances E. Yates                          513,000(2)               7.09%
11 Norumbega Drive
Camden, Maine  04843

All Executive Officers and Directors    2,583,178(5)              35.72%
as a Group (13 persons)

------------------------
(1) The ESOP purchased shares of the Corporation's Common Stock for the exclusive benefit of participating employees. Such shares were purchased by the ESOP with borrowed funds. These shares are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. A committee consisting of certain members of the Corporation's Board of Directors administers the ESOP (the "ESOP Committee"). The Board of Directors has appointed an independent trustee (the "ESOP Trustee"). The Board of Directors may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions will not be voted. As of the Record Date, 374,128 shares have been allocated under the ESOP to participant accounts.
(2) Charles B. Yates is the Chairman of the Board of the Corporation and is the brother of Craig W. Yates who is President of the Corporation. Frances E. Yates is the sister of Charles B. Yates and Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(3) Excludes 635,720 shares owned by children and grandchildren. Charles B. Yates disclaims beneficial ownership of shares held by his children and grandchildren.
(4) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(5) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder, or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual or all executive officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated. This table does not include shares owned by the Corporation's ESOP except for shares allocated to the accounts of executive officers. See Proposal I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     The Common Stock of the Corporation is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the Corporation's Common Stock ("10% beneficial owners") are required to file reports of beneficial ownership and changes in beneficial ownership of the Common Stock with the Commission. Based upon a review of the copies of the forms furnished to the Corporation, or written representations from certain reporting persons that no Forms 5 were required, the Corporation believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year. However, due to an administrative error, one director was eight days late in filing a Form 4 in connection with three stock transactions.

--------------------------------------------------------------------------------
             PROPOSAL I -- INFORMATION WITH RESPECT TO NOMINEES FOR
        DIRECTOR, DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     The Corporation's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of 10 members. The Board of Directors has nominated Craig W. Yates, Edward J. Staats, Jr., Rupert
A. Hall, Jr. and Mary Wells to serve as directors of the Corporation, each for a three-year term. Mr. Hall and Ms. Wells were appointed to the Board of Directors in 1998.

         It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth each nominee and director, his name, age, the year he first became a director of the Corporation or Farmers and Mechanics Bank (the "Bank"), the wholly owned subsidiary of the Corporation, the expiration of his term as a director, and the number and percentage of shares of the Corporation's Common Stock beneficially owned. Each director of the Corporation is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Corporation, as a group, is shown in the table under "Voting Securities and Principal Holders Thereof."

                           Age at
                         December  Year First    Current    Shares of Common      Percent
                            31,    Elected or    Term to   Stock Beneficially        of
Name                        1998    Appointed     Expire     Owned(1)(2)(3)       Class %
----                       ------   ---------     ------     --------------       -------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Rupert A. Hall, Jr.          43       1998         1999              100           --(7)
Edward J. Staats, Jr.        54       1996         1999           60,200           --(7)
Mary Wells                   56       1998         1999              200           --(7)
Craig W. Yates               56       1990         1999        1,301,682(4)(5)  17.99

                         DIRECTORS CONTINUING IN OFFICE

Vincent R. Farias            52       1996         2000            4,525           --(7)
James C. Lignana             56       1986         2000          103,500         1.43
Wayne H. Page                76       1954         2000           42,588           --(7)
George J. Barber             77       1973         2001           45,333           --(7)
Dominic W. Flamini           60       1986         2001           25,666           --(7)
Charles B. Yates             59       1992         2001          908,900(4)(6)  12.57


------------------------
(1)  As of March 1, 1999
(2) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(3)  As adjusted for the three-for-one stock split.
(4) Charles B. Yates is the Chairman of the Board of the Corporation and is the brother of Craig W. Yates who is President of the Corporation. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(5) Includes 16,476 shares allocated to individual's account under the ESOP. Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(6) Excludes 635,720 shares owned by his children and grandchildren. Charles B. Yates disclaims beneficial ownership of shares held by his children and grandchildren. Includes 9,200 shares allocated to individual's account under the ESOP.
(7) Less than 1% of Common Stock outstanding.

Biographical Information

     The principal occupation of each director and nominee of the Corporation for the last five years is set forth below.

     George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation, and was President of the Bank from 1973 until his retirement in 1986.

     Vincent R. Farias is the President and owner of Farias, a surf and sport retail/rental establishment located in Edgewater Park, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

     Dominic W. Flamini is the President and owner of First U.S. Corporation, a real estate development and property management company located in Haddon Heights, New Jersey.

     Rupert A. Hall, Jr. is an attorney with the firm Hall & Thompson, P.C. located in Moorestown, New Jersey.

     James C. Lignana is Vice President of the Allied Beverage Group LLC, a wholesale wine and spirits dealer located in Pennsauken, New Jersey. He has been a director of the Bank since 1986 and was elected to the Corporation's Board in June 1990.

     Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

     Edward J. Staats, Jr. is the President of Staats Construction Co., Incorporated, a construction company located in Edgewater Park, New Jersey.

     Mary Wells is the President and Chief Executive Officer of Family Service of Burlington County.

     Charles B. Yates has been Chairman of the Board of the Corporation and the Bank since April 1994. Mr. Yates had been a private investor for the previous eight years.

     Craig W. Yates serves as President and Chief Executive Officer of the Corporation. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. For the prior five years, Mr. Yates was a private investor. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

Meetings and Committees of the Board of Directors

     The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 1998, the Board of Directors held 12 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

     The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. In order for nominations by stockholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Corporation at least 30 days prior to the date of the annual meeting. Notice to the Corporation of such nominations must include certain information required pursuant to the Corporation's Certificate of Incorporation. If the Nominating Committee fails or refuses to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote at the annual meeting. In its capacity as a Nominating Committee, which is not a standing committee, the Board of Directors met once during the year ended December 31, 1998.

     The Bank's Audit Committee consists of Directors Staats, Hall, Wells, Farias, Lignana, Page, Flamini and Barber and the Corporation's compliance and internal audit firm. This committee selects the independent auditors and meets with the Bank's independent auditors in connection with the Bank's annual audit. The Audit Committee met four times during the year ended December 31, 1998.

         The Bank's Compensation Committee, currently composed of Directors Staats, Hall, Wells, Farias, Lignana, Page, Flamini and Barber, meets at least annually to review and recommend salary increases and/or salary adjustments. This committee also reviews and recommends any additional compensation to be distributed to the Bank's staff. The Compensation Committee met once during the year ended December 31, 1998.

--------------------------------------------------------------------------------
                  DIRECTORS AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         For 1998, Directors received $12,000 for serving as Director of the Corporation and the Bank. The President, Chairman of the Board, and other officers do not receive director fees or fees for attendance at Board or committee meetings. Total fees paid to directors for the fiscal year ended December 31, 1998, were $79,000.

         Pursuant to a stock option and incentive plan (the "Option Plan") for officers, outside directors, and key employees, under which grants could be made until October 23, 1998 (the "Expiration Date"), certain outside directors were awarded stock options to purchase shares of Common Stock. The stock options have an exercise price equal to the fair market value of the Common Stock on the date of grant, a term of ten years, and are exercisable upon grant. The Option Plan also contains provisions that provide for the exercise of stock options in the form of stock appreciation rights ("SARs"). The SARs, which are exercisable only upon authorization by the option committee, permit an optionee to surrender his stock option for cancellation and receive cash or common stock equal to the difference between the exercise price and the then fair market value of the shares of common stock subject to the stock option.

Executive Compensation

     The following table sets forth for the fiscal years ended December 31, 1998, 1997 and 1996, certain information as to the total remuneration received by Craig W. Yates, the President and the Chief Executive Officer of the Corporation and Charles B. Yates, Chairman of the Board. No other executive officer of the Corporation who served in such capacity during such period received total cash compensation in excess of $100,000.

                                     Annual Compensation
                     -------------------------------------------

Name and Principal                               Other Annual       All Other
Position             Year   Salary       Bonus   Compensation(1) Compensation(3)
--------             ----   ------       -----   ------------    ------------
Craig W. Yates       1998   $200,000     $10,000    $--            $  1,044
President and CEO    1997    203,846(2)   10,000     --               2,770
                     1996    199,039       7,961     --               2,824


Charles B. Yates     1998   $200,000     $10,000    $--            $  1,044
Chairman of the      1997    203,846(2)   10,000     --               2,770
  Board              1996    199,039       7,961     --               2,824


-----------------

(1) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented, there were no:
     (a) payments of above market preferential earnings on deferred compensation; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (c) tax payment reimbursements; or
     (d) preferential discounts on stock.
(2)  Reflects compensation paid for 53 weeks in 1997.
(3) For each named executive officer includes the value of 808, 2,148, and 2,187 shares of Common Stock allocated under the ESOP. At December 31, 1998, 1997, and 1996, such shares had a market value of $5,958, $25,411, and $13,297, respectively.

Compensation Committee, Interlocks and Insider Participation

     The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. No member of the Committee is, or was during 1998, an executive officer of another company whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 1998, a member of a comparable compensation committee of a company of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

     The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Charles B. Yates (Chairman of the Board), Channing
L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates and Charles B. Yates, serve on the Compensation Committee.

     The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

     The committee believes that the registrant's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the bank and the CEO's and other officers' compensation.

         Compensation Committee:

            James C. Lignana
            Dominic W. Flamini
            George J. Barber
            Wayne H. Page
            Edward Staats
            Vincent R. Farias
            Rupert A. Hall, Jr.
            Mary Wells

Stock Performance Graph

     The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 1993 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

     There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.

[GRAPHIC OMITTED]


=======================================================================================
                       12/31/93   12/31/94   12/31/95    12/31/96  12/31/97   12/31/98
---------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index   $100      $ 98        $138        $170      $209       $293
---------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index    100       100         148         196       328        325
---------------------------------------------------------------------------------------
FMS Financial             100        98         150         163       320        247
=======================================================================================

Benefits

     Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of social security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. Participants benefits become 100% vested upon completion of five years of service with the Corporation. As of December 31, 1998, Craig W. Yates and Charles B. Yates, had 8 years and 4 years, respectively, of service credited under the Pension Plan.

     The following table illustrates the annual pension benefits (assuming normal retirement during 1998) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 1998, the maximum benefit payable under the Pension Plan was $130,000.

                                   Benefits Based on 35 Year Service Requirement
                                         and Normal Retirement During 1998

Final Average                        Years of Service at Normal Retirement Date
Compensation    ---------------------------------------------------------------------------------
------------         5            10          15          20          25         30        35
                ----------   ----------  ----------   ---------   --------   ---------   --------
  $ 50,000        $ 5,286     $10,571     $15,857     $21,143    $26,429    $ 31,714   $ 37,000
    75,000          8,411      16,821      25,232      33,643     42,054      50,464     58,875
   100,000         11,536      23,071      34,607      46,143     57,679      69,214     80,750
   125,000         14,661      29,321      43,982      58,643     73,304      87,964    102,625
   150,000         17,786      35,571      53,357      71,143     88,929     106,714    124,500
   175,000         19,036      38,071      57,107      76,143     95,179     114,214    130,000
   200,000         19,036      38,071      57,107      76,143     95,179     114,214    130,000


Transactions with Management

     Regulation O provides that all loans to executive officers and directors be made on substantially the same terms and conditions as are available to the general public. On November 11, 1996, Regulation O was amended to allow executive officers to participate in any employee loan rate discount benefit program available to all full-time employees. Since the Bank offers such an employee benefit program, the policy governing loans to executive officers was amended to allow the executive officers to participate in this loan program and thereby receive rate discounts. These changes went into effect on January 1, 1997. The rate discounts are available to employees as long as they are employed at the Bank. If employment is terminated, the rate discount ceases from the date of termination.

     Set forth below is certain information relating to loans made to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 1998.

                                                                   Highest                            Prevailing
                                                                    Unpaid                              Market
                                                         Original  Balance                 Interest  Interest Rate
                                               Date        Loan     Since      Balance at    Rate       at Date
Name and Position            Loan Type      Originated    Amount   12/31/97     12/31/98     Paid     Originated
-----------------            ---------      ----------    ------   --------     --------     ----     ----------
Charles B. Yates       First Mortgage on
Chairman               primary residence     11/27/98   $670,000   $670,000     $667,647    5.150%        6.750%

James C. Lignana       (a) First
Director               Mortgage on           04/30/87    130,000     53,595       42,888    7.250%        8.500%
                       primary residence
                       (b) Commercial        09/22/98    115,000    115,000      115,000    8.000%        8.000%
                       Loan

Dominic W. Flamini     First mortgage on
Director               primary residence     01/06/88    400,000    347,803      337,934    7.500%       10.500%

George J. Barber       First mortgage on
Director               primary residence     12/07/88    257,000    228,639      223,714    7.000%        8.250%

James E. Igo           (a) First mortgage
Senior Vice            on primary            11/14/91    120,000    111,741      109,753    6.625%        7.625%
President              residence
                       (b) Installment        8/11/97     18,000     16,996       13,785    6.750%        7.750%
                       Loan

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has approved to continue PricewaterhouseCoopers LLP, independent public accountants to serve as the auditors of the Corporation and the Bank for the 1999 fiscal year, subject to ratification by the Corporation's stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

     The appointment of the auditors must be approved by a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters. Under the Articles of Incorporation of the Corporation, no new business or proposals submitted by stockholders shall be acted upon at the Annual Meeting unless such business or proposal was stated in writing and filed with the Secretary of the Corporation not earlier than February 28, 1999 nor later than March 30, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by facsimile or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, will be mailed to all stockholders of record as of the close of business on March 26, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in Corporation's proxy statement for the annual meeting of stockholders to be held in the year 2000, all stockholder proposals must be submitted to the Secretary of the Corporation at its offices at 3 Sunset Road, P.O. Box 397, Burlington, New Jersey 08016, on or before November 27, 1999. Under the Corporation's Articles of Incorporation, stockholder nominations for director and stockholder proposals not included in the Corporation's proxy statement for the year 2000, in order to be considered for possible action by stockholders at the 2000 annual meeting of stockholders, must be submitted to the Secretary of the Corporation, at the address set forth above, no earlier than February 27, 2000 nor later than March 28, 2000. If less than 31 days notice is given to stockholders for the 2000 annual meeting, stockholder nominations for directors and stockholders proposals must be received not later than the close of the tenth day following the day on which the notice of the meeting was mailed to shareholders. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Corporation's Articles of Incorporation in order to be considered at the Corporation's 2000 annual meeting of Stockholders.

--------------------------------------------------------------------------------
                                    FORM 10K
--------------------------------------------------------------------------------

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/Thomas M. Topley
                                        ----------------------------------------
                                        THOMAS M. TOPLEY
                                        Secretary

Burlington, New Jersey
March 26, 1999

APPENDIX A

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 1999
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of the Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Burlington Country Club, Burrs Road, Westampton, New Jersey, on April 29, 1999, at 10:00 a.m. Eastern Time, and at any and all adjournments thereof, as follows:

                                                          VOTE      VOTE
                                                          FOR     WITHHELD
                                                          ---     --------
1.       The  election as director of all nominees
         listed below for  three-year
         terms (except as marked to the contrary).
                                                          | |        | |

         Rupert A. Hall, Jr.
         Edward J. Staats, Jr.
         Mary Wells
         Craig W. Yates

          INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

--------------------------------------------------------------------------------
                                                       FOR    AGAINST  ABSTAIN
                                                       ---    -------  -------
2.       The  ratification of the appointment of
         PricewaterhouseCoopers  LLP as auditors for
         the Corporation for the 1999 fiscal year.
                                                       | |     | |       | |


In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof. The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 26, 1999, and a 1998 Annual Report.

     Please sign exactly as your name appears on the envelope in which this Proxy Card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check box if you are planning to attend Meeting  |_|

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


                            --------------------------------------------
                            PRINT NAME OF STOCKHOLDER


                            --------------------------------------------
                            SIGNATURE OF STOCKHOLDER


                            --------------------------------------------
                            PRINT NAME OF STOCKHOLDER


                            --------------------------------------------
                            SIGNATURE OF STOCKHOLDER



                            Date:
                                  --------------------------------------

--------------------------------------------------------------------------------
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------